Exhibit 31.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Celtron International, Inc. on Form 10QSB for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof, the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

 1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.


  Dated: August 23, 2004             By: Allen Harrington
                                     --------------------------
                                      Allen Harrington
                                      Chief Executive Officer




                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Celtron International, Inc. on Form 10QSB for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof, the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

 1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.


  Dated: August 23, 2004         By: Amanda Harrington
                                     ----------------------------
                                     Amanda Harrington, Treasurer